                                                             EXHIBIT-99.906 CERT

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2003 of the JPMorgan Equity Growth Fund, JPMorgan Equity Income Fund and JPMorgan Mid Cap Growth Fund, each a series of J.P. Morgan Mutual Fund Investment Trust (the "Registrant").


I, George C.W. Gatch, certify that:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of JPMorgan Equity Growth Fund, JPMorgan Equity Income Fund and JPMorgan Mid Cap Growth Fund, each a series of the Registrant.


 /s/ George C.W. Gatch
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George C.W. Gatch
President

 August 25, 2003
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Date

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2003 of the JPMorgan Equity Growth Fund, JPMorgan Equity Income Fund and JPMorgan Mid Cap Growth Fund, each a series of J.P. Morgan Mutual Fund Investment Trust (the "Registrant").


I, David Wezdenko, certify that:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of JPMorgan Equity Growth Fund, JPMorgan Equity Income Fund and JPMorgan Mid Cap Growth Fund, each a series of the Registrant.


 /s/ David Wezdenko
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David Wezdenko
Treasurer

 August 25, 2003
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Date

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.